EXHIBIT 3.3

Number                                                                    Shares

              Incorporated under the Laws of the State of Delaware

                              INTELLISERVICES, INC.

                   Authorized Common Stock: 50,000,000 Shares

                           Par Value $.0001 Per Share


This certifies that _______________________________________

is the record holder of ___________________________________


                  Shares of INTELLISERVICES, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: _________ ___, ________



______________________________     [SEAL]     ______________________________
   Secretary                                                    President

                (Reverse side of stock certificate)

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State)

Additional abbreviations may also be used though not in the above list.


      For value received, ___________ hereby sells, assigns and transfers unto ______________________________________ (please insert social security or other identifying number of assignee)


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       (please print or typewrite name and address of assignee)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________________


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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.